BUILDERS FIXED INCOME FUND, INC.


                          ANNUAL REPORT TO SHAREHOLDERS


                                DECEMBER 31, 1999





THIS REPORT IS PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dear Shareholder,

As Chairman of the Builders Fixed Income Fund, Inc., I would like to express my sincere appreciation for your participation in the Fund. It is a privilege to serve the needs of our investors by delivering a quality core investment product, while working in the community providing ProLoan mortgages to new home buyers and employment opportunities for organized building trades. We actively participate in coordinating the origination and securitization of home mortgages resulting in the hands-on approach needed to have an impact in our targeted mortgage markets. This annual report contains financial statements for the period ending December 31, 1999.

The Builders Fixed Income Fund, Inc. has been delivering quality core fixed income management to its investors. The Fund actively participated in the coordination, origination and securitization of home mortgages in various cities in the Midwest generating approximately 488 loan applications for a total of $67,913,130 in 1999. The program performance has been strong in St Louis while programs in other cities are either just beginning or moving slowly. The 4th Quarter of 1999 was a slow production period for mortgage loans. As we enter the new year we expect home demand to increase and programs in cities other than St. Louis to experience significant growth.

As of December 31, 1999, the Fund had $167,141,226 in total assets and $19,741,261 in the mortgage pipeline (at par value). During the 4th quarter of 1999, the Fund decreased the pipeline in an effort to be able to maximize loan production in the new year. In 1999, the Fund welcomed many new investors, including the Sheet Metal Workers of Toledo, Carpenters' Pension Fund of Western PA, Kentucky State District Council of Carpenters, Plumbers & Pipefitters Local No. 562, and the Sheet Metal Workers Local 36. In 2000, the marketing team is expecting many new investors, including Carpenter's Pension Fund of Illinois which invested seventeen million dollar in the first week of January 2000.

During 1999 the investment performance managed by Scott Colbert, subadvisor to the Fund, provided investors with a total return of - 0.58%.* This compares favorably to the fund's peer group (Lipper Intermediate Investment Grade Index) which was -0.98%.* Bond prices moved inversely with the direction of interest rates in 1999 because short term interest rates rose 75 basis points as the Federal Reserve tightened policy. This resulted in a negative return for the bond market in 1999 and only the second negative return for the bond market as measured by the Lehman Aggregate Indexes inception in 1976.

The positive news is that we beat our benchmark while generating over 60 million dollars in bonds. Going forward the subadvisor expects short term interest rates to rise and has positioned the portfolio to account for the anticipated rise in interest rates.

As the Fund enters the new millenium, we look forward to another successful year of investment performance and continued growth in the ProLoan program. As always, I am available to discuss any aspect of the Fund with any investor so please do not hesitate to call or write.

Sincerely,

/s/ John Stewart

John W. Stewart, Chairman
Builders ProLoan Fund Inc.


* The Fund's average annual return from inception on October 31, 1997 through December 31, 1999 was 3.42%. Past performance does not guarantee future results. Share value and returns fluctuate and you may have a gain or loss when you sell your shares. Performance results for Builders Fixed Income Fund and Lipper Intermediate Investment Grade Index include reinvested dividends, interest and other earnings.

COMMERCE BANK


INVESTMENT SUB ADVISOR REPORT

INVESTMENT RESULTS

Commerce Bank, NA, the investment sub-advisor for the Builder's Fixed Income Fund is very pleased to report POSITIVE relative investment results for all reported periods ending December 31, 1999. The return for the second half of 1999 was a positive 0.69%. This compares favorably to the fund's mutual fund peer group return of 0.44% as measured by Lipper Analytical Services Intermediate Investment Grade Index. For the past year the fund also posted a positive return relative to its Lipper peer group of -.58% vs. -1.06%. Since inception, the fund has generated an annualized return of 3.42%. This also compares favorably to the annualized Lipper return of 2.92%.

                                   6 Months   1 Year    2 Year    Inception*
                                   --------   ------    ------    ----------
Builders ProLoan-After Fees         0.69%     -0.58%    2.90%        3.42%
Lipper Peer Group**                 0.44%     -1.06%    2.49%        2.92%
Relative Performance                0.25%      0.48%    0.41%        0.50%

----------
*  Inception 10/31/97
** Custom Lipper Index consists of the Lipper U.S. Mortgage Fund Index from
   Inception through 1/31/99 and the Lipper Intermediate Investment Grade Index from 2/1/99 forward

ANALYSIS OF INVESTMENT RESULT

While we are pleased this fund has consistently managed to beat its peer group, the nominal investment result for the second half of the year was just marginally positive at .69%. Worse yet, for the typical bond market investor, full year results were actually negative. Bond prices move inversely with the direction of interest rates, and interest rates rose materially over 1999. Short term rates, as measured by the Federal Funds rate, rose 75 basis points as the Federal Reserve tightened policy in June, August and November. Longer maturity bonds were more dramatically impacted as they discounted the potential additional Fed intervention. Five year Treasuries rose 110 basis points in the first half of the year and 70 basis points from July to December. This resulted in only the second negative return for the bond market (-.82%) as measured by the Lehman Aggregate Index since the indexes inception in the 1976.

The positive news is that our fund actually managed to beat its unmanaged benchmark on an after fee basis in 1999. This was no small accomplishment as we generated 443 loans and approximately $61.8 million in new mortgage production. Our out performance was entirely a function of our active management style and was primarily attributable to three tactical moves. First, in order to protect the funds assets in a rising rate environment, we maintained a shorter than average duration relative to the aggregate market, particularly in the first half of the year. In addition, we held cash equivalent securities to entirely

Commerce Bank
Builders Fixed Income Fund, Inc.
Page 2


offset the interest rate risk of the fund as our ProLoan mortgage production increased over 1999's record breaking single family housing market. Secondly, we added to our credit exposure as the year progressed to take advantage of a widening in credit spreads which peaked in September. This widening in credit spreads was largely a result of liquidity concerns generated by end of year Y2K fears. We correctly surmised that liquidity would return to the market and indeed credit spreads rallied over the fourth quarter with corporate securities outpacing all other sectors. This tactical overweight to corporate and asset backed securities dramatically outperformed plain vanilla Treasury and Agency securities. Finally, as credit spreads recovered and interest rates rose, mortgage spreads also improved on the recognition that supply in the year 2000 would be dramatically lower given the higher nominal interest rate environment. We took advantage of this situation by reducing both our production of new mortgages and our exposure in the pipeline by selling down our closed mortgages in the cash markets.

MARKET OUTLOOK

Going forward we expect short-term interest rates to remain under pressure and will likely see the Fed hike rates twice, once in February and again sometime in the first half of the year. Economic growth remains quite healthy, having grown at a 4 plus percent pace in 1999. Oil prices have more than doubled, putting pressure on inflation as measured by the CPI. While gains in productivity have more than offset wage and cost pressures, economic slack is minimal, and the tremendous wealth generated by our booming stock markets is spilling over into the economy. Fortunately, the dramatic rise in interest rates has sown the seeds for a modest slowdown. The Fed's preemptive policies are still likely to err on the conservative side, but eventually even those rate hikes will end, positioning the bond market to provide higher positive nominal returns, particularly as compared to 1999.

Scott M. Colbert, CFA
Director of Fixed Income
Commerce Bancshares, Inc.

PERFORMANCE GRAPH

                        Builders Fixed Income Fund, Inc.
                    Comparison Of Change In Value Of $10,000

                                    Lipper       Lehman         Lehman
                     Builders    Intermediate   Brothers       Brothers
                   Fixed Income   Investment    Aggregate   Mortgage-Backed
        Date        Fund, Inc.    Grade Index     Index     Securities Index
        ----        ----------    -----------     -----     ----------------
      10/31/97        10,000        10,000        10,000        10,000
      11/30/97        10,041        10,029        10,046        10,033
      12/31/97        10,158        10,121        10,147        10,124
       1/31/98        10,281        10,255        10,277        10,225
       2/28/98        10,266        10,240        10,271        10,246
       3/31/98        10,289        10,278        10,306        10,281
       4/30/98        10,333        10,326        10,359        10,339
       5/31/98        10,427        10,419        10,457        10,408
       6/30/98        10,506        10,502        10,545        10,458
       7/31/98        10,513        10,523        10,567        10,511
       8/31/98        10,672        10,666        10,740        10,607
       9/30/98        10,846        10,905        10,991        10,735
      10/31/98        10,704        10,817        10,933        10,721
      11/30/98        10,766        10,871        10,995        10,775
      12/31/98        10,817        10,917        11,028        10,821
       1/31/99        10,923        10,985        11,107        10,898
       2/28/99        10,742        10,789        10,912        10,854
       3/31/99        10,822        10,874        10,972        10,927
       4/30/99        10,823        10,910        11,008        10,977
       5/31/99        10,690        10,799        10,911        10,916
       6/30/99        10,681        10,763        10,877        10,877
       7/31/99        10,607        10,724        10,830        10,804
       8/31/99        10,573        10,713        10,825        10,804
       9/30/99        10,722        10,831        10,950        10,979
      10/31/99        10,803        10,848        10,991        11,042
      11/30/99        10,805        10,860        10,990        11,048
      12/31/99        10,755        10,811        10,937        11,021

                                                                      AVERAGE
                                                                     ANNUALIZED
                                                                       SINCE
TOTAL RETURNS FOR PERIOD ENDING DECEMBER 31, 1999        ONE YEAR    INCEPTION*
                                                         --------    ----------
Builders Fixed Income Fund, Inc.                          -0.58%        3.42%
Lipper Intermediate Investment Grade Index                -0.98%        3.66%
Lehman Brothers Aggregate Index                           -0.83%        4.22%
Lehman Brothers Mortgage-Backed Securities Index           1.85%        4.59%


* The Fund commenced operations on October 31, 1997.

TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The benchmark for Builders Fixed Income Fund changed from the Lehman Brothers Mortgage-Backed Securities Index to Lehman Brothers Aggregate Index. This change was made because the Fund invests primarily in investment grade fixed income securities.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                           % OF
PAR VALUE                                               NET ASSETS      VALUE
---------                                               ----------      -----
               U.S. GOVERNMENT AND                          8.3%
                U.S. GOVERNMENT AGENCY
               Federal National Mortgage Association        3.6%
$2,000,000     5.75%  4/15/2003**                                    $ 1,943,234
 3,500,000     6.375% 6/15/2009                                        3,340,995
                                                                     -----------
                                                                       5,284,229
                                                                     -----------
               Federal Home Loan Bank Notes                 2.0%
 3,000,000     5.875% 9/17/2001                                        2,970,480
                                                                     -----------
               U.S. Treasury Bond                           2.7%
 3,500,000     7.875% 2/15/2021**                                      3,912,335
                                                                     -----------
               TOTAL U.S. GOVERNMENT AND
                U.S. GOVERNMENT AGENCY
                (COST $12,644,373)                                    12,167,044
                                                                     -----------
               U.S. GOVERNMENT AGENCY -
                    MORTGAGE BACKED SECURITIES             24.2%
               GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION II                              0.5%
               Pool 1470
    28,409          9.00% 9/20/2020                                       29,634
               Pool 1472
    10,625          10.00% 9/20/2020                                      11,419
               Pool 1507
    17,422          9.50% 11/20/2020                                      18,434
               Pool 1614
    21,351          9.00% 5/20/2021                                       22,259
               Pool 1615
    19,747          9.50% 5/20/2021                                       20,890
               Pool 1740
    49,923          9.00% 12/20/2021                                      52,046
               Pool 8373
   169,357          6.875% 2/20/2024                                     170,906
               Pool  8386
    63,105          6.875% 3/20/2024                                      63,683
               Pool 8387
    29,642          6.875% 3/20/2024                                      29,914
               Pool 8471
   167,976          6.625% 8/20/2024                                     169,641
               Pool 1920
   191,516          7.50% 12/20/2024                                     188,944
                                                                     -----------
                                                                         777,770
                                                                     -----------

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                           % OF
PAR VALUE                                               NET ASSETS      VALUE
---------                                               ----------      -----
             GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION II                                2.1%
             VARIABLE RATE*
             Pool 8191
$183,100         6.375% 5/20/2023                                    $  185,246
             Pool 8302
 167,325         6.125% 10/20/2023                                      168,883
             Pool 8315
  30,156         6.125% 11/20/2023                                       30,435
             Pool 8324
  64,394         6.125% 11/20/2023                                       64,991
             Pool 8340
  58,810         6.375% 12/20/2023                                       59,352
             Pool 8419
  94,833         6.375% 5/20/2024                                        95,461
             Pool 8420
 280,786         6.375% 5/20/2024                                       282,617
             Pool 8479
 189,262         6.75% 8/20/2024                                        191,124
             Pool 8482
  26,892         6.75% 8/20/2024                                         27,154
             Pool 8494
 157,608         6.625% 9/20/2024                                       159,162
             Pool 8502
 149,452         6.75% 9/20/2024                                        150,900
             Pool 8503
  89,405         6.75% 9/20/2024                                         90,277
             Pool 8538
 200,191          6.125% 11/20/2024                                     201,917
             Pool 8539
 217,331         6.125% 11/20/2024                                      219,207
             Pool 8540
 159,494         6.125% 11/20/2024                                      160,875
             Pool 8575
 109,840          6.875% 1/20/2025                                      110,788
             Pool 8576
 118,622          6.875% 1/20/2025                                      119,643
             Pool 8578
 148,942          6.875% 1/20/2025                                      150,211
             Pool 8590
 106,793          6.875% 2/20/2025                                      107,699
             Pool 8607
 169,863          6.875% 3/20/2025                                      171,316
             Pool 8705
 154,476         6.75% 9/20/2025                                        155,768

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                           % OF
PAR VALUE                                               NET ASSETS      VALUE
---------                                               ----------      -----
               GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION II - CONTINUED
               VARIABLE RATE*
               Pool 833684
$  228,559         6.125% 11/20/2023                                 $  230,566
                                                                     ----------
                                                                      3,133,592
                                                                     ----------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    0.6%
               Pool 102990
    62,452         12.50% 12/15/2013                                     70,280
               Pool 340649
   195,213         7.50% 6/15/2023                                      194,251
               Pool 349645
   406,257          7.00% 6/15/2023                                     395,898
               Pool 349646
    32,660          8.50% 9/15/2024                                      33,629
               Pool 349647
    38,527         7.50% 7/15/2023                                       38,286
               Pool 367574
    26,165         8.50% 6/15/2025                                       26,986
               Pool 388962
    60,752         7.50% 1/15/2026                                       60,217
                                                                     ----------
                                                                        819,547
                                                                     ----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION      0.8%
               Series 1403 Class J
    58,195          6.50% 7/15/2019                                      57,930
               Pool C34597
 1,139,197          7.50% 12/1/2029                                   1,129,110
                                                                     ----------
                                                                      1,187,040
                                                                     ----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION      0.1%
               VARIABLE RATE*
               Pool 635235
   153,009          6.752% 6/1/2025                                     154,237
                                                                     ----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION      19.4%
               Series 1992-181 Class PH
    61,000          6.50% 9/25/2019                                      60,514
               Series 1992-25 Class J
    53,961          7.50% 12/25/2006                                     54,332
               Series 1993-30 Class PG
     8,203          6.65% 9/25/2017                                       8,169
               Pool 50698
     4,373          7.50% 3/1/2023                                        4,340

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                           % OF
PAR VALUE                                               NET ASSETS       VALUE
---------                                               ----------       -----
               FEDERAL NATIONAL MORTGAGE
                ASSOCIATION - CONTINUED
               Pool 185857
$   53,786          8.00% 11/1/2002                                  $   54,500
               Pool 185861
    17,807          9.00% 2/1/2006                                       18,420
               Pool 185862
    23,602          9.00% 10/1/2005                                      24,415
               Pool 185863
    38,869          9.50% 8/1/2004                                       39,627
               Pool 337670
   290,771          8.00% 11/1/2026                                     292,854
               Pool 363714
   450,968          8.00% 11/1/2026                                     454,199
               Pool 392423
   437,760          7.50% 6/1/2027                                      433,418
               Pool 395131
   158,926          7.50% 8/1/2027                                      157,350
               Pool 397941
   566,043          7.50% 8/1/2027                                      560,429
                Pool 400581
   655,041          7.50% 9/1/2027                                      648,544
               Pool 403662
   220,825          7.50% 10/1/2027                                     218,635
               Pool 496714
 1,092,822          6.50% 5/1/2029                                    1,030,668
               Pool 504974
 2,643,357          6.50% 7/1/2029                                    2,493,016
               Pool 506345
 1,105,970          6.50% 7/1/2029                                    1,043,068
               Pool 510238
 2,129,259          6.50% 8/1/2029                                    2,008,157
               Pool 510448
   435,993          6.00% 7/1/2014                                      414,012
               Pool 510927
 2,045,904          6.50% 8/1/2029                                    1,929,543
               Pool 511854
 1,398,221          6.50% 9/1/2029                                    1,318,697
               Pool 512309
 1,076,089          6.50% 9/1/2029                                    1,014,887
               Pool 512724
 2,103,154     6.50%  8/1/2029                                        1,983,537
               Pool 515182
 1,354,294          6.50% 9/1/2029                                    1,277,269

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                           % OF
PAR VALUE                                               NET ASSETS      VALUE
---------                                               ----------      -----
               FEDERAL NATIONAL MORTGAGE
                ASSOCIATION - CONTINUED
               Pool 516497
$  944,597     6.50%  9/16/2029                                      $   890,873
               Pool 516917
 1,261,125     6.50%  9/1/2029                                         1,189,399
               Pool 518156
 1,166,713     6.50%  10/1/2029                                        1,100,356
               Pool 519318
 1,893,111     6.50%  10/1/2029                                        1,785,441
               Pool 519720
   818,704     6.50%  10/1/2029                                          772,140
               Pool 519721
 1,011,542     7.00% 10/1/2029                                           978,772
               Pool 520054
 1,042,112     7.00%  9/1/2029                                         1,008,352
               Pool 523652
 1,637,567     6.50% 10/1/2029                                         1,544,431
               Pool 524686
 1,162,490     7.00% 11/1/2029                                         1,124,830
               Pool 252716
   668,296     7.00%  9/1/2029                                           646,646
                                                                     -----------
                                                                      28,583,840
                                                                     -----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION  0.7%
               VARIABLE RATE*
               Pool 295899
   163,738          7.125% 7/1/2025                                      166,661
               Pool 305512
   114,345          6.92% 5/1/2025                                       117,432
               Pool 308627
   123,834          6.295% 3/1/2025                                      127,652
               Pool 308634
   112,296          6.795% 6/1/2025                                      115,130
               Pool 321228
   221,025          7.25% 8/1/2025                                       226,330
               Pool 321229
   189,487          7.375% 8/1/2025                                      193,371
               Pool 322170
     7,116          6.92% 8/1/2025                                         7,244

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                           % OF
PAR VALUE                                               NET ASSETS      VALUE
---------                                               ----------      -----
               FEDERAL NATIONAL MORTGAGE
                ASSOCIATION - CONTINUED
               VARIABLE RATE*
               Pool 365957
$  133,776          6.946% 6/1/2025                                  $   136,249
                                                                     -----------
                                                                       1,090,069
                                                                     -----------
               TOTAL U.S. GOVERNMENT AGENCY -
                MORTGAGE BACKED SECURITIES
                (COST $37,647,955)                                    35,746,095
                                                                     -----------
               ASSET BACKED SECURITIES                    18.7%
               Advanta Mortgage Loan Trust
 1,236,860          8.92%  1/25/2026                                   1,261,665
               Armesco Residential Securities
                Mortgage Loan
 3,000,000          7.265%  2/25/2025                                  2,980,547
               Asset Securitization Corporation
 3,750,000          7.384% 8/13/2029                                   3,708,105
               Asset Securitization Corporation
   500,000          7.7523% 1/13/2030                                    485,473
               Citibank Credit Card Master Trust I
                    Series 1997-6 Class B
 3,000,000          Zero Coupon Bond 8/15/2006                         2,139,360
               Citibank Credit Card Master Trust I
 3,000,000          6.90% 11/15/2006                                   2,936,719
               CMC Securities Corporation
                    Series 1994-B Class A5
   432,702          6.00% 2/25/2009                                      425,829
               Countrywide Funding Corporation
    50,000          6.50% 5/25/2024                                       48,110
               Green Tree Financial Corporation
 3,000,000          9.00% 6/15/2025                                    2,945,625
               Green Tree Financial Corporation
 1,381,479          7.30% 9/15/2026                                    1,329,584
               Green Tree Financial Corporation
 2,500,000          7.30% 12/15/2026                                   2,340,039
               Green Tree Financial Corporation
 2,000,000          7.75% 7/15/2027                                    2,025,090
               Green Tree Financial Corporation
 2,500,000          7.53% 7/15/2028                                    2,451,312
               First Union - Lehman Brothers
                Commercial Mortgage**
 1,000,000          6.64% 3/18/2011                                      930,862

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         % OF
PAR VALUE                                             NET ASSETS       VALUE
---------                                             ----------       -----
               ASSET BACKED SECURITIES - CONTINUED
               Metris Master Trust
$1,500,000          6.87% 10/20/2005                                $ 1,502,813
                                                                    -----------
               TOTAL ASSET BACKED SECURITIES
                    (COST $28,508,665)                               27,511,133
                                                                    -----------
               CORPORATE BONDS                           30.2%
               BANK                                       3.1%
               Citicorp**
 1,000,000          6.375% 11/15/2008                                   924,586
               National Bank of Canada New York
 3,750,000          7.75% 11/1/2009                                   3,706,395
                                                                    -----------
                                                                      4,630,981
                                                                    -----------
               FINANCE                                   14.2%
               Donaldson Lufkin & Jenrette**
 2,000,000          6.11% 5/15/2001                                   1,977,734
               Equitable Life Assurance**
 2,750,000          7.70% 12/1/2015                                   2,697,448
               Ford Motor Credit**
 1,000,000          6.625% 6/30/2003                                    982,813
               General Motors Acceptance Corp.
 3,000,000          6.15% 4/5/2007                                    2,786,319
               General Motors Acceptance Corporation**
 1,000,000          7.50% 5/10/2004                                   1,009,280
               Goldman Sachs Group LP
 1,500,000          6.625% 12/1/2004                                  1,454,309
               Lehman Brothers
 3,000,000          6.625% 4/1/2004                                   2,908,893
               Metropolitan Life Insurance Company**
 2,000,000          7.70% 11/1/2015                                   1,970,614
               Solomon Smith Barney
 2,000,000          6.625% 6/1/2000                                   2,001,120
               Swiss Bank Corporation
 1,500,000          7.375% 6/15/2017                                  1,427,845
               Swiss Bank Corporation
 1,700,000          7.50% 7/15/2025                                   1,634,686
                                                                    -----------
                                                                     20,851,061
                                                                    -----------

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                          % OF
PAR VALUE                                              NET ASSETS       VALUE
---------                                              ----------       -----
               INDUSTRIAL                                 7.8%
               Cargill Inc.
$2,000,000          6.30% 4/15/2009                                $  1,821,902
               Conoco
 1,000,000          6.35% 4/15/2009                                     926,804
               Lafarge Corp.
 1,600,000          6.375% 7/15/2005                                  1,513,024
               Lubrizol Corporation**
 2,000,000          5.875% 12/1/2008                                  1,805,314
               Ryder System, Inc.
 1,500,000          6.60% 11/15/2005                                  1,380,375
               ServiceMaster Company
 2,500,000          7.10% 3/1/2018                                    2,144,793
               WMX Technologies
 2,000,000          6.70% 5/1/2001                                    1,933,548
                                                                   ------------
                                                                     11,525,760
                                                                   ------------
               TRANSPORTATION                             1.4%
               Ford Motor Company**
 2,350,000          6.50% 8/1/2018                                    2,079,308
                                                                   ------------
               UTILITIES                                  3.7%
               AT&T Corp.
 1,000,000          6.50% 3/15/2029                                     858,698
               GTE Corp.**
 2,400,000          6.84% 4/15/2018                                   2,196,007
               Northern States Power
 2,500,000          6.875% 8/1/2009                                   2,406,315
                                                                   ------------
                                                                      5,461,020
                                                                   ------------
               TOTAL CORPORATE BONDS
               (COST $47,827,854)                                    44,548,130
                                                                   ------------
               PROLOAN PIPELINE                          12.7%
19,741,261     When-Issued Commitments
               (Cost $19,741,261)                                    18,709,443
                                                                   ------------

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                          % OF
PAR VALUE                                              NET ASSETS      VALUE
---------                                              ----------      -----
               SHORT TERM INVESTMENTS                     18.5%
               COMMERCIAL PAPER                           17.6%
               Bank of New York
$3,000,000          5.75% 2/24/2000                                $  2,973,646
               Duke Energy Corp.
 4,000,000          5.65% 1/14/2000                                   3,991,211
               Georgia Power Company**
 9,000,000          5.75% 2/1/2000                                    8,954,000
               UBS Financial Inc.
 5,000,000          5.73% 1/21/2000                                   4,983,287
               USAA Cap Corp.
 5,000,000          5.82% 2/11/2000                                   4,966,050
                                                                     25,868,194
                                                                   ------------
               REPURCHASE AGREEMENT                        0.9%
               Northern Trust Repurchase Agreement,
                3.25%, dated 12/31/99, due 1/3/00
                (Collateralized by $1,365,299 FNMA
                Discount Notes, 0%, due 1/26/00)
 1,338,000     (Proceeds $1,338,362) (Cost $1,338,000)                1,338,000
                                                                   ------------
               TOTAL SHORT TERM INVESTMENTS
                   (COST $27,206,194)                                27,206,194
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES           112.6%
                    (COST $173,576,302)                             165,888,039
                                                                   ------------
               Liabilities in Excess of                  (12.6%)
                   Other Assets                                     (18,562,522)
                                                                   ------------
               NET ASSETS                                100.0%    $147,325,517
                                                                   ============
----------
* The rate shown on variable rate securities represents the rate at December 31, 1999.
**   Security segregated at custodian for "when-issued" commitments.


See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments in securities at value
   (cost $173,576,302)                                            $ 165,888,039

Receivables:
    Interest                                                          1,164,845
    Securities sold                                                         677
Deferred organization costs, net                                         61,848
Other assets                                                             25,817
                                                                  -------------
   Total assets                                                     167,141,226
                                                                  -------------
LIABILITIES

Payables:
   Cash overdraft                                                        39,705
   Investment securities purchased - when issued                     19,741,261
Due to advisors (Note 3)                                                  3,139
Due to Distributor (Note 3)                                              11,604
Other accrued expenses                                                   20,000
                                                                  -------------
      Total liabilities                                              19,815,709
                                                                  -------------

NET ASSETS                                                        $ 147,325,517
                                                                  =============
COMPOSITION OF NET ASSETS
   Paid-in capital                                                $ 155,823,439
   Undistributed net investment income                                    1,827
   Accumulated net realized loss
     on investments                                                    (811,486)
   Net unrealized depreciation on investments                        (7,688,263)
                                                                  -------------
Net assets                                                        $ 147,325,517
                                                                  =============
Number of shares issued and outstanding
   (unlimited shares authorized no par value)                        10,422,716
                                                                  =============

Net asset value per share                                         $       14.14
                                                                  =============

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest income                                                  $ 8,721,771
                                                                    -----------
EXPENSES:
   Subadvisor fees (Note 3)                                             283,844
   Management fees  (Note 3)                                            207,485
   Distribution fees (Note 3)                                           138,324
   Fund accounting fees                                                  55,284
   Administration fees  (Note 3)                                         50,001
   Professional fees                                                     48,241
   Custodian fees                                                        24,368
   Amortization of deferred organization costs                           21,617
   Insurance                                                             18,801
   Transfer agent fees                                                   11,572
   Directors fees (Note 3)                                               10,901
   Registration fees                                                      4,381
   Miscellaneous expenses                                                24,184
                                                                    -----------
       Total expenses                                                   899,003
       Subadvisor fees waived (Note 3)                                  (55,610)
       Distribution fees waived (Note 3)                                (20,378)
                                                                    -----------
   Net expenses                                                         823,015
                                                                    -----------
NET INVESTMENT INCOME                                                 7,898,756
                                                                    -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments                                       (809,391)
Net change in unrealized depreciation on investments                 (7,616,644)
                                                                    -----------
Net loss on investments                                              (8,426,035)
                                                                    -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                        $  (527,279)
                                                                    ===========

See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEAR ENDED       YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                      1999             1998
                                                  -------------    -------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                          $  7,898,756     $  6,717,468
   Net realized gain (loss) on investments            (809,391)       1,729,573
   Net change in unrealized depreciation
      on investments                                (7,616,644)        (522,996)
                                                  ------------     ------------
   Net increase (decrease) in net assets
      resulting from operations                       (527,279)       7,924,045
                                                  ------------     ------------
Distributions to shareholders:
   From net investment income                       (7,898,756)      (6,717,468)
   From realized gains                                (920,245)        (896,900)
                                                  ------------     ------------

   Total distributions                              (8,819,001)      (7,614,368)
                                                  ------------     ------------
Capital share transactions:
   Proceeds from shares sold                        15,081,208        8,600,000
   Net asset value of shares issued on
      reinvestment of distributions                  8,743,042        3,289,154
                                                  ------------     ------------

   Net increase from capital share transactions     23,824,250       11,889,154
                                                  ------------     ------------

NET INCREASE IN NET ASSETS                          14,477,970       12,198,831

NET ASSETS
Beginning of period                                132,847,547      120,648,716
                                                  ------------     ------------
End of period (including undistributed net
  investment income of $1,827 and $1,827,
  respectively)                                   $147,325,517     $132,847,547
                                                  ============     ============
CHANGE IN SHARES
Shares sold                                          1,047,074          565,141
Shares issued on reinvestment of distributions         603,193          215,905
Shares redeemed                                             --               --
                                                  ------------     ------------
   Net increase                                      1,650,267          781,046
                                                  ============     ============
See Accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                     October 31, 1997*
                                                Year Ended         Year Ended             through
                                            December 31, 1999   December 31, 1998^   December 31, 1997^
                                            -----------------   ------------------   ------------------
Net asset value, beginning of period            $  15.14            $  15.10             $  15.00
                                                --------            --------             --------
Income from investment operations
   Net investment income                            0.83                0.80                 0.14
   Net realized and unrealized gains
     (loss) on investments                         (0.91)               0.15                 0.10
                                                --------            --------             --------

      Total from investment operations             (0.08)               0.95                 0.24
                                                --------            --------             --------
Distributions
    Net investment income                          (0.83)              (0.80)               (0.14)
    Realized gains                                 (0.09)              (0.11)                   -
                                                --------            --------             --------
                                                   (0.92)              (0.91)               (0.14)
                                                --------            --------             --------

Net asset value, end of period                  $  14.14            $  15.14             $  15.10
                                                ========            ========             ========

Total return                                       (0.58%)              6.48%                1.58%+

Net assets at end of period (in 000's)          $147,326            $132,848             $120,649

Ratio of expenses to average net assets:
  Before expenses waived                            0.65%               0.71%                0.63%#
  After expenses waived                             0.60%               0.60%                0.58%#

Ratio of net investment income to average
   net assets (net of expenses waived)              5.70%               5.36%                5.41%#

Portfolio turnover rate                            91.01%              39.39%                1.29%+

----------
*  Commencement of operation.
+  Not annualized.
#  Annualized.
^ The calculations are based on average number of shares outstanding for the period.

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1)  ORGANIZATION AND BUSINESS

     The Builders Fixed Income Fund (the "Fund"), constituting the initial series of The Builders ProLoan Fund, Inc. (the "Corporation"), was incorporated in the state of Maryland on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, no-load, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Builders Fixed Income Fund, which prior to January 29, 1999 was known as the Builders ProLoan Fund. Investment operations of the Fund began on October 31, 1997. The investment objective of the Fund is current income.

     The Fund typically invests in mortgage-backed securities which represent interests in single or multi-family home mortgages originated through the ProLoan program. The ProLoan program is a coordinated effort involving real estate professionals, home builders, mortgage originators and organized building trade unions. To qualify for a ProLoan home mortgage loan, a borrower's single or multi-family home must be: (1) substantially union-built, as determined by the Manager, and (2) newly constructed or substantially renovated. In addition, the borrower's mortgage loan must be eligible to be secured by a Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") guarantee. Each mortgage loan meeting the above qualifications, as established by the Manager, is referred to hereinafter as a "ProLoan." The Fund also may purchase whole loan mortgages originated through the ProLoan program that are not eligible to be secured by a GNMA, FNMA or FHLMC guarantee.

     The ProLoan interest rate and points generally are established by the Subadvisor each week, based on its survey of local markets and the ability of the Fund to invest in additional mortgage-backed securities. The Fund has entered into agreements with selected banks, mortgage lenders and other financial institutions (collectively, the "Lenders"), pursuant to which the Lenders agree to originate ProLoans at the established interest rate and points. The ProLoan program allows a borrower to reduce interest rate exposure by locking in the interest rate on a ProLoan, typically for 180 days prior to the closing of the ProLoan, to allow time for construction or renovation of the borrower's home. This interest rate protection is offered in exchange for a commitment fee from the borrower, which is refundable to the borrower at closing. These commitment fees may not fully compensate the Fund for the additional interest rate risk it will bear during the 180-day interest rate lock-in period and thus, the Fund may incur a loss. In the event that the borrower does not close a ProLoan, the unrefunded commitment fees are allocated between the Fund and the Lender in amounts agreed to by

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     the Fund and the Lender. A borrower may be offered the opportunity to reduce the interest rate on a ProLoan prior to closing if market interest rates have declined from the interest rate set on the commitment date in exchange for a stated fee, which typically is one-half of one percent of the borrower's principal loan amount. This "float-down" fee is retained by the Fund. A borrower also may be offered the opportunity to purchase additional 30 day extensions of interest rate protection, at the discretion of the Subadvisor, if the borrower's home or renovations are not completed by the date initially set for closing. This extended interest rate protection is longer than the 45 to 60 day standard interest rate protection offered with respect to most ordinary mortgages. The advantage to the borrower is that interest rate risk is reduced for an effective period of time during the construction or renovation of the borrower's home. The advantage to home builders and real estate agents is that the ProLoan program may attract potential home buyers. The ProLoan program is designed to encourage the use of union craftsmen and promote employment in the home building trade and related industries. There is no assurance that the ProLoan program will achieve these objectives.

     To create mortgage-backed securities from the underlying ProLoans, each Lender pools its ProLoans and submits these pools to GNMA, FNMA or FHLMC for securitization and the appropriate agency's guarantee. Or, at the Subadvisors discretion, a closed ProLoan may be sold instead of being included in a pool. The Fund purchases the ProLoan mortgage-backed securities guaranteed by GNMA, FNMA or FHLMC from the Lenders at established prices based on the face value of such ProLoans, as determined pursuant to an agreement between the Fund and the Lenders. The mortgage-backed securities typically are delivered to the Fund after the interest rate security period and after the underlying ProLoans have closed, usually within 60 days after closing. The ProLoan program is currently operating in the Missouri, Illinois, Ohio and Michigan metropolitan areas. The Fund's principal investor is the Carpenters' District Council of Greater St. Louis.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     (a)  INVESTMENT VALUATION

          Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued income, both of which approximate market value.

          QUALIFIED MORTGAGE LOAN COMMITMENTS are valued at an amount equal to the principal amount of the underlying mortgage commitments multiplied by any positive difference between par and the six-month forward to-be-announced price of Federal National Mortgage Association ("FNMA") mortgage-backed securities with a coupon nearest to, but not greater than, the rate for such securities that have a coupon equal to the weighted average yield for all such loans, minus 0.625% (the approximate amount that would be spent by the Fund for servicing, guarantee fees and securitization costs had such loans been securitized).

          WHEN-ISSUED AND FORWARD COMMITMENTS. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its custodian will segregate cash or other liquid assets equal to or greater than the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


          date. In those cases, the Fund may realize a gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

     (b)  ORGANIZATION COSTS

          Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over 5 years. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of shares redeemed by the number of original shares outstanding at the time of redemption.

     (c)  FEDERAL INCOME AND EXCISE TAXES

          The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          For federal income tax purposes, the fund has a net capital loss of $811,486 which may be carried forward and used against future net capital gains to the year 2007.

     (d)  DISTRIBUTION TO SHAREHOLDERS

          Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of distributions to shareholders determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (e)  OTHER

          Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income is recognized on an accrual basis.

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(3)  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a)  MANAGEMENT FEE

          The Fund has an Investment Management Agreement with Capital Mortgage Management, Inc. (the "Manager"), to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager an annual fee as follows: 0.15% of the first $300 million of the Fund's average daily net assets; and 0.13% of average daily net assets in excess of $300 million. The fee is accrued daily and payable monthly.

     (b)  SUBADVISOR FEE

          The Advisor has entered into an Investment Subadvisory Agreement with Commerce Bank, N.A. (the "Subadvisor"). Under the terms of this agreement, the Manager will pay the Subadvisor an annual fee as follows: 0.25% of the first $50 million of the Fund's average daily net assets; 0.20% of the next $50 million of average daily net assets and 0.165% of average daily net assets in excess of $100 million. The fee will be accrued daily and payable monthly. The Subadvisor has agreed to waive its subadvisory fees such that the fees do not exceed 0.165% of the Fund's average daily net assets until December 31, 2000. For the year ended December 31, 1999, the Subadvisor waived $55,610 of its fees.

     (c)  ADMINISTRATION FEE

          The Corporation has entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator") to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and record of the Fund, and supervise other organizations that provide services to the Fund. The Fund will pay the Administrator an annual fee of $50,000 for average daily net assets up to $150 million and 0.05% for average daily net assets greater than $150 million, payable monthly.

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     (d)  DISTRIBUTOR AND DISTRIBUTION PLAN

          Pursuant to Rule 12b-1 under the 1940 Act, the Corporation has adopted a Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay Capital Mortgage Management, Inc. (the "Distributor") at an annual rate of 0.10% of the Fund's average daily net assets, payable monthly to compensate the Distributor for distribution and shareholder service activities. The Distributor has agreed to limit the Fund's operating expenses (excluding advisory, subadvisory and distribution fees) to 0.18% per annum of the Fund's average daily net assets through December 31, 2000. The Fund will reimburse the distributor for such expenses incurred in the previous three year period to the extent that the reimbursement does not cause the Fund's operating expenses to exceed the 0.18% expense limitation. For the year ended December 31, 1999, the Distributor waived $20,378 of its fees.

          Certain officers and directors of the Corporation are also officers and directors of the Manager, Distributor and Administrator. Certain "independent directors", as defined by the Investment Company 1940 Act, receive from the Fund as compensation an annual fee of $2,000 and are reimbursed for any expenses incurred in attending meetings.

(4)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 1999, are summarized below:

     Purchases                                $144,955,117
     Sales                                    $ 87,793,340

     At December 31, 1999 gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $173,576,302, were as follows:

     Gross unrealized appreciation            $    27,877
     Gross unrealized depreciation             (7,716,140)
                                              -----------
     Net unrealized depreciation              $(7,688,263)
                                              ===========

                        BUILDERS FIXED INCOME FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(5)  IN-KIND CONTRIBUTION TRANSACTIONS

     At the Fund's inception on October 31, 1997, the Carpenters' District Council of Greater St. Louis purchased 7,951,789 shares of the Fund through nontaxable in-kind contributions of securities with a market value totaling $119,516,324. These securities were deemed to be in accordance with the investment objective of the Fund.

(6)  SUBSEQUENT EVENT

     On January 31, 2000, Commerce Bank resigned as Subadvisor to the Fund. The resignation does not specify an effective date, but Commerce Bank plans to continue to serve as the Fund's Subadvisor for a period of at least 90 days. The Subadvisor has agreed to remain in its capacity until a replacement has been appointed.

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Builders Fixed Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of Builders Fixed Income Fund (the sole fund comprising Builders Fixed Income Fund, Inc.), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the years ended December 31, 1999 and 1998 and for the period from October 31, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by corresponding with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Builders Fixed Income Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the years ended December 31, 1999 and 1998 and for the period from October 31, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

St. Louis, Missouri
January 14, 2000

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